SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                December 30, 2002


                         GRIFFIN LAND & NURSERIES, INC.
               (Exact name of registrant as specified in charter)


Delaware                                     0-29288      06-0868496
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(State or other jurisdiction               (Commission    (IRS Employer
   of incorporation)                        File Number)  Identification No.)


One Rockefeller Plaza, New York, New York                      10020
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (212) 218-7910
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Item 9.   Regulation FD Disclosure
-------   ------------------------

          Registrant's December 30, 2002 Press Release is attached hereto as
          Exhibit 99.1 and incorporated by reference into this Item 9.

          Exhibit 99.1: Registrant's December 30, 2002 Press Release (attached hereto).


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GRIFFIN LAND & NURSERIES, INC.


                              /s/  Anthony J. Galici
                              ----------------------
                              Anthony J. Galici
                              Vice President, Chief Financial Officer and
                              Secretary

Dated:  December 30, 2002


NEWS FROM:                                   Exhibit 99.1
                                             ------------

GRIFFIN LAND & NURSERIES, INC.          CONTACT:
                                        Anthony Galici
                                        Chief Financial Officer
                                        (860) 653-4541

GRIFFIN ANNOUNCES COURT DECISIONS ON PROPOSED RESIDENTIAL DEVELOPMENT
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NEW YORK, NEW YORK (December 30, 2002)Griffin Land & Nurseries, Inc. (Nasdaq:
GRIF) ("Griffin")announced today that in two related decisions, the Superior Court for the Judicial District of New Britain, Connecticut (the "Court") reversed the decisions of the Zoning Commission and Planning Commission of the town of Simsbury, Connecticut, which had denied applications for Griffin's development of Meadowood, a proposed 371 unit residential development which includes affordable housing. The Court specifically approved the zoning of the property for Meadowood and the site plan for Meadowood, both with provisos that they must be modified to conform to the final determinations of the Conservation Commission issues and Water Pollution Control Authority issues, the latter involving 55 homes proposed to be placed on septic systems within the sewer district. The Court's decisions also require that soil remediation monitoring must show compliance with Connecticut's Remediation Standard Regulations before construction begins. The decisions of the Superior Court are subject to appeal with leave of the Appellate Court.
     Griffin operates landscape nursery and real estate businesses and has an approximate 35% equity investment in Centaur Communications, Ltd., a publishing company based in the United Kingdom.

     Forward-Looking Statements:
     This Press Release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved, particularly with respect to completion of the proposed Meadowood residential development. The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin.